UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 3, 2009

SMITH-MIDLAND CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-13752 (Commission File Number)	54-1727060 (I.R.S. Employer Identification Number)

P.O. Box 300, 5119 Catlett Road
 Midland, Virginia 22728
(Address of principal executive offices)

(540) 439-3266
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

ITEM 8.01.	Other Events.

On December 3, 2009, Smith-Midland Corporation issued the following press release.

Smith-Midland Corporation Announces Company Updates

MIDLAND, VA. (BUSINESS WIRE, December 3, 2009) – Smith-Midland Corporation (OTCBB: SMID) announces the following Company updates:

Production begins on $8 million project
Highest 1st three Quarter earnings in Company history
New $1.1 million contract
Three new product patent applications

 (details below)

Production begins on $8 million project.

An $8 million highway soundwall project for the state of Maryland began on December 1, 2009, after a short delay which was previously reported on Form 10-Q for the period ended September 30, 2009 filed on November 12, 2009.

Smith-Midland develops, manufactures, licenses, rents, and sells a broad array of precast concrete products for use primarily in the construction, transportation and utilities industries.

Highest 1st three Quarter earnings in Company history:

On Form 10-Q filed on November 12, 2009, the Company reported higher first nine month earnings than in any prior comparable period since the beginning of the Company.  Pre-tax income was $3.5 million for the nine months ended September 30, 2009.  Net income for the same period was approximately $2.1 million, or $.45 per share (fully diluted).

New $1.1 million contract:

Smith-Midland Corporation has been awarded a new contract in the amount of $1.1 million to provide its precast soundwall panels for the I-195 interchange to Route 1 in Baltimore County, MD. The contract goes into production immediately.

Three new product patent applications:

Smith-Midland and Easi-Set Industries, our licensing company, has filed new patent applications (provisional) for three new precast concrete products:

1.	A new embedded post and integral cast panel for the commercially successful Sierra Highway Soundwall.

2.	The first USA offering of a free standing double JJ Hooks bridge parapet (not bolted down).

3.	New integrally cast prestressed and post tensioned floor and wall foundations system for the Smith-Midland line of Easi-Set Ultra large precast buildings sizes up to 50’ clearspan by 200 ft.

This announcement contains forward-looking statements, which involve risks and uncertainties. The Company's actual results may differ significantly from the results discussed in the forward-looking statements. Factors which might cause such a difference include, but are not limited to, product demand, the impact of competitive products and pricing, capacity and supply constraints or difficulties, general business and economic conditions, the effect of the Company's accounting policies and other risks detailed in the Company's Annual Report on Form 10-K and other filings with the Securities and Exchange Commission.

For more complete information on Smith-Midland Corporation, visit the Company’s web site at SMITHMIDLAND.com.  The “Investor Relations” area will include the Company’s Form 10-K.

Contact:
William A. Kenter
Chief Financial Officer
wkenter@smithmidland.com
540.439.3266

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 3, 2009
SMITH-MIDLAND CORPORATION

By: /s/ William A. Kenter
William A. Kenter
Chief Financial Officer